EXHIBIT 10.2 Huntsman Corporation 500 Huntsman Way Salt Lake City, Utah 84108

December 14, 2008

BY FACSIMILE

Hexion Parties
c/o Hexion Specialty Chemicals, Inc.
180 East Broad Street
Columbus, OH 43215
Facsimile: (614) 225-7495
Attention: William Carter

Apollo Parties
c/o Apollo Management VI, L.P.
9 West 57th Street, 43rd Floor
New York, New York 10019
Facsimile: (212) 515-3288
Attention: Joshua Harris and Scott Kleinman

Ladies and Gentlemen:

This letter memorializes our agreement as of the Effective Date of the Settlement Agreement and Release dated December 14, 2008 between and among the Huntsman Parties, the Hexion Parties, and the Apollo Parties (capitalized terms not otherwise defined in this letter are used as defined in the Settlement Agreement and Release), that Huntsman shall pay the Apollo Parties an amount in cash equal to 20% of the value of any cash and noncash consideration that is in excess of $500 million ($500,000,000) that Huntsman may obtain or receive in settlement in connection with any claims made by Huntsman against the Banks arising from or relating to the Merger Agreement, the Transactions referred to therein (including but not limited to the Financing), and related matters, such claims including but not limited to the Texas Action Against the Banks (the “settlement”), after Huntsman first recovers its attorneys’ fees, costs, and expenses in making that claim; provided, however, that:

(1)	in no circumstance shall the aggregate amount of any payments owed by Huntsman to the Apollo Parties under this letter exceed $425 million ($425,000,000);

(2)	in the event trial commences in the Texas Action Against the Banks, any interest on the part of the Apollo Parties shall terminate immediately, and Huntsman shall not owe any portion of any subsequent recovery to the Apollo Parties under this letter; and

(3)	in the event that Huntsman or any of its subsidiaries issues a security or debt instrument to any of the Banks in connection with the settlement, the amount of consideration deemed to be obtained or received by Huntsman in connection therewith shall be the excess of any of the value of the consideration provided by the Banks over the value of the security or debt instrument issued.

For the purposes of this letter, the value of (1) any consideration consisting of securities listed on a national securities exchange or traded on the NASDAQ shall be equal to the average closing price per share of such security as reported on such exchange or NASDAQ for the 10 trading days prior to the date of settlement; and (2) any other form of noncash consideration shall be the full market value of that noncash consideration as determined by a nationally recognized independent investment banking firm mutually selected, within three business days after the Huntsman Parties advise the Apollo Parties of the settlement, by the Huntsman Parties and the Apollo Parties, which determination shall be made by such investment banking firm within 15 business days after the date of their engagement. The determination of the investment banking firm shall be binding upon the parties.

Payment in full of all amounts due to Huntsman under the Settlement Agreement is a condition precedent to the obligation to pay any sums of money pursuant to this letter for the benefit of the Huntsman Parties and if such condition precedent is not met prior to April 1, 2009, this letter shall terminate. The obligations of this letter are also separate and severable, in their entirety, from the Settlement Agreement. The Huntsman Parties shall not challenge in any way the validity or enforceability of this letter or any provision thereof. In the event that this letter or any provision hereof is invalid or unenforceable, or fails for any reason, it shall have no effect on the validity or enforceability of the Settlement Agreement.

The provisions of the Settlement Agreement relating to Choice of Law and Jurisdiction shall also apply to this letter.

This letter may be executed simultaneously or in actual or telecopied counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same letter.

           Please countersign below to indicate your acceptance of these terms.

Very truly yours,
HUNTSMAN CORPORATION

By: /s/ Peter R. Huntsman
Name: Peter R. Huntsman
Title: President and Chief Executive Officer

/s/ Jon M. Huntsman
Jon M. Huntsman

/s/ Peter R. Huntsman
Peter R. Huntsman

AGREED AND ACCEPTED, DECEMBER 14, 2008:

HEXION SPECIALTY CHEMICALS, INC.

By: /s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President and Chief Executive Officer

HEXION LLC

By: /s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President and Chief Executive Officer

NIMBUS MERGER SUB INC.

By: /s/ Craig O. Morrison
Name: Craig O. Morrison
Title: President and Chief Executive Officer

/s/ Craig O. Morrison
Craig O. Morrison

APOLLO INVESTMENT FUND IV, L.P.

By: Apollo Advisors IV, L.P., its general
partner

By: Apollo Capital Management IV, Inc., its
general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By: Apollo Advisors IV, L.P., its managing
partner

By: Apollo Capital Management IV, Inc., its
general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO INVESTMENT FUND VI, L.P.

By: Apollo Advisors VI, L.P., its general
partner

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By: Apollo Advisors VI, L.P.,
its managing general partner

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS
(DELAWARE) VI, L.P.

By: Apollo Advisors VI, L.P.,
its general partner

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS
(DELAWARE 892) VI, L.P.

By: Apollo Advisors VI, L.P.,
its general partner

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title Vice President

APOLLO OVERSEAS PARTNERS
(GERMANY) VI, L.P.

By: Apollo Advisors VI, L.P.,
its managing general partner

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO INVESTMENT FUND V, L.P.

By: Apollo Advisors V, L.P.,
its general partner

By: Apollo Capital Management V, Inc.,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By: Apollo Advisors V, L.P.,
its managing general partner

By: Apollo Capital Management V, Inc.,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(A),
L.P.

By: Apollo Advisors V, L.P.,
its managing general partner

By: Apollo Capital Management V, Inc.,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO NETHERLANDS PARTNERS V(B),
L.P.

By: Apollo Advisors V, L.P.,
its managing general partner

By: Apollo Capital Management V, Inc.,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO GERMAN PARTNERS V
GMBH & CO., KG

By: Apollo Advisors V, L.P.,
its managing limited partner

By: Apollo Capital Management V, Inc.,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS IV, L.P.

By: Apollo Capital Management IV, Inc., its
general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT IV, L.P.

By: Apollo Management, L.P., its general
partner

By: Apollo Management GP, LLC, its
general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS V, L.P.

By: Apollo Capital Management V, Inc., its
general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT V, L.P.

By: AIF V Management, LLC, its general
partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO ADVISORS VI, L.P.

By: Apollo Capital Management VI, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By: AIF VI Management, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO MANAGEMENT, L.P.

By: Apollo Management GP, LLC,
its general partner

By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

APOLLO GLOBAL MANAGEMENT, LLC
By: AGM Management, LLC, its Manager

By: BRH Holdings GP, Ltd., its Sole
Member
By: /s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

/s/ Leon Black
Leon Black

/s/ Joshua J. Harris
Joshua J. Harris